INDUSTRIAL LOGISTICS PRO May 2023 510 John Dodd Road Spartanburg, SC 1,015,740 Square Feet ILPT Ownership: 100% INVESTOR PRESENTATION Exhibit 99.1

2 INDUSTRIAL LOGISTICS PROPERTIES TRUST This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. Forward-looking statements reflect ILPT’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause ILPT’s actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these forward- looking statements and the related risks, uncertainties and other factors include, but are not limited to, the following: ILPT’s ability and the ability of its tenants to operate under unfavorable market and economic conditions, such as rising or sustained high interest rates, high inflation, labor market challenges, dislocation and volatility in the public equity and debt markets, challenges in the commercial real estate industry generally and in the industrial and logistics sector, geopolitical instability and economic recessions or downturns; demand for industrial and logistics properties; ILPT’s ability to reduce its leverage; ILPT’s ability to cost-effectively raise and balance its use of debt or equity capital; ILPT’s ability to pay interest on and principal of its debt; ILPT’s ability to maintain sufficient liquidity; ILPT’s tenants’ ability and willingness to pay their rent obligations to ILPT; ILPT’s ability to successfully compete for tenancies; the likelihood that the rents it realizes will increase when ILPT renews or extends its leases, enters new leases, or its rents reset at ILPT’s properties in Hawaii; whether ILPT’s tenants will renew or extend their leases or that ILPT will be able to obtain replacement tenants on terms as favorable to it as the terms of its existing leases; the credit qualities of ILPT’s tenants; changes in the security of cash flows from ILPT’s properties; ILPT’s ability to maintain high occupancy at its properties; potential defaults of its leases by its tenants; changes in global supply chain conditions and emerging technologies; whether the industrial and logistics sector and the extent to which ILPT’s tenants’ businesses are critical to sustaining a resilient supply chain and that ILPT’s business will benefit as a result; ILPT’s expectations that e-commerce will continue to stimulate demand for industrial and logistics properties and that strong absorption and rent growth and high occupancy will continue; ILPT’s ability to pay distributions to its shareholders and to increase or sustain the amount of such distributions; ILPT’s ability to acquire properties that realize ILPT’s targeted returns; ILPT’s ability to sell properties at prices it targets; ILPT’s ability to prudently pursue, and successfully and profitably complete, expansion and renovation projects at its properties and to realize its expected returns on those projects; ILPT’s ability to sell additional equity interests in, or contribute additional properties to, its existing joint ventures, or enter into additional, real estate joint ventures or to attract co-venturers and benefit from its existing joint ventures or any real estate joint ventures ILPT may enter into; the ability of ILPT’s manager, The RMR Group LLC, or RMR, to successfully manage it; ILPT’s qualification for taxation as a real estate investment trust, or REIT, under the Internal Revenue Code of 1986, as amended; changes in federal or state tax laws; changes in environmental laws or in their interpretations or enforcement as a result of climate change or otherwise, or ILPT incurring environmental remediation costs or other liabilities; ILPT's expected capital expenditures and leasing costs, as well as risks and uncertainties regarding the development, redevelopment or repositioning of ILPT’s properties, including as a result of inflation, cost overruns, supply chain challenges, labor shortages, construction delays or inability to obtain necessary permits, and ILPT’s ability to lease space at these properties at targeted returns; competition within the commercial real estate industry, particularly for industrial and logistics properties in those markets in which ILPT’s properties are located; compliance with, and changes to, federal, state and local laws and regulations, accounting rules, tax laws and similar matters; limitations imposed on ILPT’s business and its ability to satisfy complex rules in order for ILPT to maintain its qualification for taxation as a REIT for U.S. federal income tax purposes; non-performance by the counterparties to our interest rate caps and the costs for renewing or replacing the interest rate caps; actual and potential conflicts of interest with ILPT’s related parties, including its managing trustees, RMR and others affiliated with them; acts of terrorism, outbreaks or continuation of pandemics or other significant adverse public health safety events or conditions, war or other hostilities, supply chain disruptions, climate change or other manmade or natural disasters beyond ILPT’s control; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in ILPT’s periodic filings. The information contained in ILPT’s filings with the Securities and Exchange Commission, or SEC, including under the caption “Risk Factors” in ILPT’s periodic reports, or incorporated therein, identifies important factors that could cause differences from ILPT’s forward-looking statements in this presentation. ILPT’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance upon ILPT’s forward-looking statements. Except as required by law, ILPT does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Notes Regarding Certain Information in this Presentation This presentation contains industry and statistical data that ILPT obtained from various third party sources. Nothing in the data used or derived from third party sources should be construed as investment advice. Some data and other information presented are also based on ILPT’s good faith estimates and beliefs derived from its review of internal surveys and independent sources and its experience. ILPT believes that these external sources, estimates and beliefs are reliable and reasonable, but it has not independently verified them. Although ILPT is not aware of any misstatements regarding the data presented herein, these estimates and beliefs involve inherent risks and uncertainties and are based on assumptions that are subject to change. Unless otherwise noted, (1) all data presented are as of or for the three months ended March 31, 2023, (2) references to “weighted average” mean a weighted average by annualized rental revenues and (3) references to “annualized rental revenues” mean the annualized contractual rents, as of March 31, 2023, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions, including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants (annualized rental revenues may differ from actual historical rental revenues calculated pursuant to U.S. Generally Accepted Accounting Principles, or GAAP). Non-GAAP Financial Measures This presentation contains non-GAAP financial measures including FFO and Normalized FFO Attributable to Common Shareholders, EBITDA, EBITDAre, Adjusted EBITDAre, NOI and Cash Basis NOI. Calculations of, and reconciliations for these metrics to the closest GAAP metrics, are included in an Appendix hereto. Please refer to Definitions in the Appendix for terms used throughout this presentation. WARNING REGARDING FORWARD LOOKING STATEMENTS, DISCLAIMERS AND NON-GAAP FINANCIAL MEASURES

3 INDUSTRIAL LOGISTICS PROPERTIES TRUST 3 U.S. REIT with 413 Industrial & Logistics Properties ILPT AT A GLANCE Industrial Logistics Properties Trust (Nasdaq: ILPT) is a REIT focused on owning and leasing high quality distribution and logistics properties that serve the growing needs of e-commerce. More than 75% of ILPT’s annualized rental revenues are derived from investment grade tenants, tenants that are subsidiaries of investment grade rated entities or Hawaii land leases. 30% Annualized Rental Revenues from FedEx 60 Million Rentable Square Feet Located in 39 States 8 Years of Weighted Average Remaining Lease Term 78% Annualized Rental Revenues from Investment Grade Tenants/Subsidiaries or Hawaii Land Leases 99% Occupancy 28% Annualized Rental Revenues from Properties in Hawaii

4 INDUSTRIAL LOGISTICS PROPERTIES TRUST 29 Other States, 30.9% HI, 27.8% OH, 7.3% IN, 5.7% SC, 5.2% FL, 5.2% GA, 4.8% TX, 4.3% NJ, 3.4% TN, 2.9% NC, 2.5% GEOGRAPHIC DIVERSITY WITH A UNIQUE HAWAIIAN FOOTPRINT Location and Number of Properties Geographic Mix of Annualized Rental Revenues • 187 industrial and logistics properties located in 38 states. • 43.3 million square feet that is 98.9% leased with a 6.6 year weighted average lease term (WALT) (by annualized rental revenues). • Accounts for 72% of annualized rental revenues. • Leases typically include fixed rent increases. • Tenants have invested significantly in improvements. • 226 well-located properties near Oahu’s prime CBD. • 16.7 million square feet that is 98.0% leased with a 13.1 year WALT (by annualized rental revenues). • Accounts for 28% of annualized rental revenues. • Rents reset to fair market value periodically. • Location and scarcity of land continues to drive portfolio value. Hawaii PropertiesMainland Properties 226 3 2 4

95 SELECT PORTFOLIO PROPERTIES 91-238 Kauhi Kapolei, HI 85,317 Square Feet ILPT Ownership: 100% 900 Commerce Parkway West Drive Greenwood, IN 294,388 Square Feet ILPT Ownership: 100% 2020 Joe. B Jackson Parkway Murfreesboro, TN 1,016,281 Square Feet ILPT Ownership: 100% 55 Commerce Avenue Albany, NY 125,000 Square Feet ILPT Ownership: 100% INDUSTRIAL LOGISTICS PROPERTIES TRUST

6 INDUSTRIAL LOGISTICS PROPERTIES TRUST INDUSTRIAL REAL ESTATE FUNDAMENTALS REMAIN STRONG Robust demand for industrial and logistics properties will enable owners like ILPT to maintain high occupancy rates and increase rents. • U.S. industrial REIT sector has benefited from strong secular demand driven by e-commerce growth, supply chain optimization and evolving consumer buying preferences. • Net absorption and rent growth are trending above historical averages. (1) Source: CBRE Research. U.S. Industrial Net Absorption(1) U.S. Industrial Net Asking Rent(1) 0 20 40 60 80 100 120 140 160 180 200 Q 1' 17 Q 3' 17 Q 1' 18 Q 3' 18 Q 1' 19 Q 3' 19 Q 1' 20 Q 3' 20 Q 1' 21 Q 3' 21 Q 1' 22 Q 3' 22 Q 1' 23 N et A b so rp tio n (m sf ) Net Absorption Average 0.0% 4.0% 8.0% 12.0% 16.0% Q 1' 17 Q 3' 17 Q 1' 18 Q 3' 18 Q 1' 19 Q 3' 19 Q 1' 20 Q 3' 20 Q 1' 21 Q 3' 21 Q 1' 22 Q 3' 22 Q 1' 23 G ro w th Y ea r- o ve r- Y ea r Rent Growth Average

7 INDUSTRIAL LOGISTICS PROPERTIES TRUST 0% 2% 4% 6% 8% 10% 12% 14% 16% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 11' 12' 13' 14' 15' 16' 17' 18' 19' 20' 21' 22' In-Store Sales U.S. E-commerce Sales % Online $0 $200 $400 $600 $800 $1,000 $1,200 11' 12' 13' 14' 15' 16' 17' 18' 19' 20' 21' 22' GROWTH IN E-COMMERCE DRIVING INCREMENTAL INDUSTRIAL DEMAND E-commerce will continue to drive demand for industrial and logistics properties, support rent growth and sustain a favorable investment environment. (1) Source: U.S. Census Bureau as of February 17, 2023. Q4 2022 data is preliminary data as of this publication. ($B) ($B) U.S. E-Commerce Sales(1) U.S. Retail Sales Composition & E-Commerce as a % of Total(1)

INDUSTRIAL LOGISTICS PROPERTIES TRUST SELECT PORTFOLIO PROPERTIES 725 Darlington Avenue Mahwah, NJ 167,424 Square Feet ILPT Ownership: 100% 1095 South 4800 West Salt Lake City, UT 150,300 Square Feet ILPT Ownership: 100% 8 32150 Just Imagine Drive Avon, OH 644,850 Square Feet ILPT Ownership: 100% 8411 Florida Mining Boulevard Tampa, FL 174,975 Square Feet ILPT Ownership: 61%

9 INDUSTRIAL LOGISTICS PROPERTIES TRUST Warehouse & Distribution: 65% Ground Lease: 30% Light Manufacturing: 5% HIGH QUALITY INDUSTRIAL PROPERTIES Property Type % of Annualized Rental Revenues Tenant Industry Type % of Portfolio Transportation & Shipping 37.1 Automotive 8.9 Food and Beverage 8.7 Construction & Building Materials 8.1 E-Commerce 7.6 Real Estate & Financial 5.3 Wholesale Trade 4.5 Commercial & Electronic Equipment 2.8 Manufacturing 2.3 Energy 2.1 Paper & Packaging 1.8 Technology & Communications 1.6 Furniture 1.5 Other 7.7 Total 100% Highly functional industrial properties leased to tenants in thriving industries and well located Hawaii land. Approximately 90% of Mainland rental revenues are generated by logistics facilities.

10 INDUSTRIAL LOGISTICS PROPERTIES TRUST STRONG CREDIT QUALITY AND DIVERSIFIED TENANT BASE More than 75% of annualized rental revenues are derived from investment grade tenants/subsidiaries or from secure Hawaii land leases. Tenant Credit Characteristics % of Annualized Rental Revenues Other Unrated or Non-IGR Other Leased Hawaii Lands Investment Grade Rated: 19% Subsidiaries of Investment Grade Rated Parent Entities: 39% Other Leased Hawaii Lands: 20% Other Unrated or Non-Investment Grade: 22% Top 10 Tenants % of Total Annualized Rental Revenues 1 FedEx Corporation 30.1% 2 Amazon.com, Inc. 6.9% 3 The Home Depot, Inc.(1) 2.2% 4 UPS 1.6% 5 Restoration Hardware, Inc. 1.5% 6 Servco Pacific, Inc. 1.4% 7 American Tire Distributors, Inc. 1.3% 8 Par Pacific Holdings Inc. 1.2% 9 TD SYNNEX Corporation 1.1% 10 Berkshire Hathaway Inc. 1.0% Total 48.3% (1) In 2022, ILPT entered into an agreement with Home Depot U.S.A., Inc. to lease a property in Hawaii with 2,238 square feet for annualized rental revenues of $8,096. In March 2023, the tenant exercised its option to terminate the agreement prior to lease commencement.

11 INDUSTRIAL LOGISTICS PROPERTIES TRUST RECENT BUSINESS HIGHLIGHTS 2022 Highlights Same Property Cash Basis NOI Rental Rates Leasing Activity +1.0% +37.1% Leasing Activity WALT (by Sq. Ft.) 8.2 years Same Property NOI +2.6% 5,573,000 SF(1) 11 +3.2% +15.1% 8.9 years 1,143,000 SF Q1 2023 Highlights +7.8% (1) In 2022, ILPT entered into an agreement with Home Depot U.S.A, Inc. to lease a property in Hawaii with 2.2 million square feet for annualized rental revenues of $8.1 million. In March 2023, the tenant exercised its option to terminate the agreement prior to lease commencement.

12 INDUSTRIAL LOGISTICS PROPERTIES TRUST Mountain Industrial JV(1) Consolidated ILPT 61% Ownership 94 Properties 98.3% Occupancy $32.9M NOI $31.7M Cash Basis NOI $29.5M Adjusted EBITDAre $3.1B Total Gross Assets (1) Amounts represent this joint venture at 100%, not ILPT’s proportionate share thereof. INVESTMENT PORTFOLIO Q1 2023 RESULTS $1.7B Total Debt (Principal) Mainland Properties 92 Properties 99.6% Occupancy $29.2M NOI $29.0M Cash Basis NOI $26.9M Adjusted EBITDAre $1.9B Total Gross Assets $1.7B Total Debt (Principal) Hawaii Properties 226 Properties 98.0% Occupancy $22.1M NOI $19.5M Cash Basis NOI $21.2M Adjusted EBITDAre $724.3M Total Gross Assets $863.9M Total Debt (Principal) 100% Ownership $9.3M Normalized FFO -$3.7M Normalized FFO $1.0M Normalized FFO 107,000 SF Leasing Activity +23.5% Rental Rates 428,000 SF Leasing Activity +13.7% Rental Rates 587,000 SF Leasing Activity +14.1% Rental Rates 12

0.9 1.4 1.1 27.9% 18.7% 15.1% -20.0% 0.0% 20.0% 40.0% 60.0% 80.0% 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 Q1 2022 Q4 2022 Q1 2023 Total Leasing (msf) Rent Roll-Up PROACTIVE ASSET MANAGEMENT AND LEASING Leasing Activity Square Footage in Millions INDUSTRIAL LOGISTICS PROPERTIES TRUST ILPT followed up on the record annual leasing activity during 2022 with a strong first quarter of 2023. 13 WALT by SF (years) 8.9 8.98.0 27 Transactions 2.5 Million Total Square Feet Leasing Pipeline 1.6 Million Square Feet in Advanced Stages of Negotiation

LEASE EXPIRATIONS AND RENT RESETS BY INVESTMENT PORTFOLIO INDUSTRIAL LOGISTICS PROPERTIES TRUST 14 Hawaii Property Expirations and Resets % Total ILPT Annualized Rental Revenues Mountain Joint Venture Expirations % Total ILPT Annualized Rental Revenues Wholly Owned Mainland Property Expirations % Total ILPT Annualized Rental Revenues Total Consolidated Portfolio Expirations and Resets % Total ILPT Annualized Rental Revenues 1.7% 4.9% 3.1% 3.1% 5.7% 2023 2024 2025 2026 2027 1.1% 2.0% 0.6% 1.3% 2.0% 2023 2024 2025 2026 2027 Hawaii Expirations Hawaii Resets 0.5% 1.5% 3.1% 2.0% 5.2% 2023 2024 2025 2026 2027 3.3% 8.4% 6.8% 6.4% 12.9% 2023 2024 2025 2026 2027 Total Hawaii Expirations and Resets Total Expirations and Resets Total Hawaii Expirations and Resets Total Expirations and Resets 3.3% 8.4% 6.8% 6.4% 12.9% 2023 2024 2025 2026 2027 Total Mainland Lease Expirations Total Hawaii

DEBT SUMMARY 15 Secured Floating Rate Debt $1.2B JV Secured Floating Rate Debt $1.4B Secured Fixed Rate Debt $1.7B $16.9 $2,658.3 $24.1 $25.0 $26.0 $1,534.5 2023 2024 2025 2026 2027 2028+ INDUSTRIAL LOGISTICS PROPERTIES TRUST Key Facts Debt Maturity Total Consolidated Debt Current Estimated Quarterly Interest Expense Run-Rate • Total consolidated debt of $4.3 billion. • Weighted average debt maturity term of 3.9 years, excluding extension options. • No material debt maturities until 2027, including extension options. • Weighted average interest rate on debt of 5.4%. • Consolidated net debt to annualized adjusted EBITDAre of 12.8x. (1) Includes $2.635 billion of loans that mature in 2024, subject to three one-year extension options, subject to meeting certain conditions. (2) Assumes short term interest rates remain at or above the strike rate on ILPT interest rate caps. (3) Represents the amortization of the premium we paid to acquire our interest rate caps over their terms in accordance with GAAP. ($ in Millions) ($ in Millions) (1) Cash Interest Expense (2) $58.1 Non-Cash Deferred Finance Fee Amortization 6.7 Non-Cash Interest Rate Cap Amortization (3) 6.1 Total estimated quarterly interest expense run-rate $70.9 Note: Table above includes principal payments of our amortizing loans.

JOINT VENTURES $11.9 Million$29.5 Million Mountain Industrial REIT LLC 22% / 78% Number of Properties Square Feet Adjusted EBITDAre(1) 61% / 39% 1894 11,726,000 SF20,981,000 SF ILPT/JV Ownership The Industrial Fund REIT LLC Raise capital at property net asset value. Grow relationships with new and existing investors. Target opportunistic acquisitions. INDUSTRIAL LOGISTICS PROPERTIES TRUST (1) Three months ended March 31, 2023. 16

17 INDUSTRIAL LOGISTICS PROPERTIES TRUST RMR’s Operations Include: National Multi-Sector Investment Platform OFFICE INDUSTRIAL GOVERNMENT MEDICAL OFFICE LIFE SCIENCE SENIOR LIVING HOTELS SERVICE RETAIL RMR Managed Companies Approximately 38,000 Employees Nearly 2,100 Properties More than $16 billion in Annual Revenues Over $37 Billion in AUM Approximately 600 CRE Professionals More than 30 Offices Throughout the U.S. Financial Services: Real Estate Services: Business Services: Accounting Acquisitions/ Dispositions Administration Capital Markets Asset Management Human Resources Compliance/ Audit Construction/ Development Information Technology (IT) Finance/ Planning Engineering Investor Relations Treasury Leasing Marketing Tax Property Management Legal/ Risk Management MANAGED BY THE RMR GROUP LLC, AN ALTERNATIVE ASSET MANAGER The RMR Group LLC

18 INDUSTRIAL LOGISTICS PROPERTIES TRUST • Base Business Management Fee: 0.5% multiplied by the lower of (i) gross historical cost or (ii) average market capitalization.(1) • Property Management Fees: 3% of gross collected rents and 5% of construction costs. • Incentive Management Fee: 12% of the outperformance of our total return per share compared to the MSCI U.S. REIT/Industrial REIT Index over a three year period multiplied by equity market capitalization.(2) (1) The first $250 million of growth is subject to a fee based on 0.7%. (2) The measurement periods are generally three year periods ending with the year for which the incentive management fee is being calculated. • If ILPT’s stock price goes up and its total market cap exceeds its historical cost of real estate; RMR base management fee is capped at 50 bps of historical cost of real estate. • If ILPT’s stock price goes down and its historical cost of real estate exceeds its total market cap; RMR gets less base management fee (50 bps on equity market cap plus debt). • Incentive fee structure keeps RMR focused on increasing total shareholder return. • Members of RMR senior management are holders of ILPT stock, some subject to long term lock up agreements. • ILPT shareholders have visibility into RMR, a publicly traded company. • ILPT benefits from RMR’s national footprint and economies of scale of $37 billion platform. Key Terms of Management Agreements MANAGEMENT ALIGNED WITH SHAREHOLDER INTERESTS Alignment of Interests

19 INDUSTRIAL LOGISTICS PROPERTIES TRUST A WINNING TRADITION RMR RECOGNITION EPA’S ENERGY STAR Partner of the Year 2019 - 2022. 77 properties with EPA ENERGY STAR certifications 55 properties with BOMA designations. Ranked #2 for portfolio with most designations 58 properties with LEED designations SUSTAINABILITY Boston Globe’s Top Places to Work 2020, 2021 & 2022 Commercial Property Executive Top Commercial Property Managers ranked 9th 2020 Women on Boards Winning Organization 2020 Fortune Magazine’s Fastest Growing Companies ranked 75th 2019 GlobeSt. Real Estate Forum’s Best Places to Work 2022 Boston Business Journal Middle Market Leader 2020, 2022,2023 IREM Real Estate Management Excellence Award (REME) for Leadership & Development 2019 To find out more about RMR’s highlights, insights and accomplishments please visit The RMR Group’s annual Sustainability Report. 2022 2023

20 INDUSTRIAL LOGISTICS PROPERTIES TRUST APPENDIX 482 Chaney Avenue Greenwood, IN 671,354 Square Feet ILPT Ownership: 61%

21 INDUSTRIAL LOGISTICS PROPERTIES TRUST As of and For the Three Months Ended 3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022 Selected Income Statement Data: Rental income $ 110,258 $ 106,339 $ 103,215 $ 107,222 $ 71,375 Net loss $ (35,546) $ (41,759) $ (83,974) $ (151,321) $ (9,787) Net loss attributable to common shareholders $ (24,809) $ (31,043) $ (45,627) $ (143,539) $ (6,514) NOI $ 84,473 $ 83,598 $ 81,013 $ 86,894 $ 55,167 Cash Basis NOI $ 80,441 $ 79,931 $ 76,969 $ 79,949 $ 53,691 Adjusted EBITDAre $ 80,712 $ 79,213 $ 76,072 $ 80,811 $ 52,532 FFO attributable to common shareholders $ 7,916 $ 5,440 $ (10,134) $ (2,001) $ 8,102 Normalized FFO attributable to common shareholders $ 7,916 $ 5,440 $ 14,873 $ 28,302 $ 27,603 Per Common Share Data (basic and diluted): Net loss attributable to common shareholders $ (0.38) $ (0.48) $ (0.70) $ (2.20) $ (0.10) FFO attributable to common shareholders - diluted $ 0.12 $ 0.08 $ 0.23 $ 0.43 $ 0.42 Normalized FFO attributable to common shareholders $ 0.12 $ 0.08 $ (0.16) $ (0.03) $ 0.12 Dividends: Annualized dividends paid per share $ 0.04 $ 0.04 $ 0.04 $ 1.32 $ 1.32 Annualized dividend yield (at end of period) 1.3% 1.2% 0.7% 9.4% 5.8% Normalized FFO attributable to common shareholders payout ratio (annualized) 8.3% 12.5% 4.3% 76.7% 78.6% Selected Balance Sheet Data: Total gross assets $5,939,557 $5,949,633 $5,962,116 $6,166,704 $6,286,275 Total assets $5,634,976 $5,676,166 $5,719,635 $5,955,838 $6,103,793 Total liabilities $4,348,801 $4,345,395 $4,358,125 $4,520,904 $4,499,824 Total equity $1,286,175 $1,330,771 $1,361,510 $1,434,934 $1,603,969 SELECTED FINANCIAL INFORMATION (dollars in thousands, except per share data)

22 INDUSTRIAL LOGISTICS PROPERTIES TRUST For the Three Months Ended 3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022 Calculation of NOI and Cash Basis NOI: Rental income $ 110,258 $ 106,339 $ 103,215 $ 107,222 $ 71,375 Real estate taxes (16,467) (14,164) (13,749) (13,275) (9,436) Other operating expenses (9,318) (8,577) (8,453) (7,053) (6,772) NOI 84,473 83,598 81,013 86,894 55,167 Non-cash straight line rent adjustments included in rental income (3,762) (3,368) (3,794) (3,220) (1,156) Lease value amortization included in rental income (270) (279) (250) (3,695) (320) Lease termination fees included in rental income — (20) — (30) — Cash Basis NOI $ 80,441 $ 79,931 $ 76,969 $ 79,949 $ 53,691 Reconciliation of Net Loss to NOI and Cash Basis NOI: Net loss $ (35,546) $ (41,759) $ (83,974) $ (151,321) $ (9,787) Equity in earnings of unconsolidated joint venture (3,961) (444) (3,297) (1,610) (1,727) Income tax (benefit) expense 17 (68) 28 16 69 Loss before income tax expense and equity in earnings of unconsolidated joint venture (39,490) (42,271) (87,243) (152,915) (11,445) Loss on early extinguishment of debt — — 21,370 — 828 Interest and other income (1,146) (763) (1,068) (354) (478) Interest expense 70,771 71,765 89,739 77,548 40,999 Loss on sale of real estate 974 — — 10 — Realized loss (gain) on sale of equity securities — — — 9,450 (1,232) Unrealized gain on equity securities — — — — (2,460) General and administrative 7,907 7,981 9,110 9,709 6,077 Acquisition and other transaction related costs — — 586 — — Loss on impairment of real estate — — — 100,747 — Depreciation and amortization 45,457 46,886 48,519 42,699 22,878 NOI 84,473 83,598 81,013 86,894 55,167 Non-cash straight line rent adjustments included in rental income (3,762) (3,368) (3,794) (3,220) (1,156) Lease value amortization included in rental income (270) (279) (250) (3,695) (320) Lease termination fees included in rental income — (20) — (30) — Cash Basis NOI $ 80,441 $ 79,931 $ 76,969 $ 79,949 $ 53,691 CALCULATION AND RECONCILIATION OF NOI AND CASH BASIS NOI (dollars in thousands)

23 INDUSTRIAL LOGISTICS PROPERTIES TRUST RECONCILIATION OF NOI TO SAME PROPERTY NOI AND CALCULATION OF SAME PROPERTY CASH BASIS NOI Three Months Ended March 31, 2023 2022 Reconciliation of NOI to Same Property NOI: Rental income $ 110,258 $ 71,375 Real estate taxes (16,467) (9,436) Other operating expenses (9,318) (6,772) NOI 84,473 55,167 Less: NOI of properties not included in same property results (40,973) (14,828) Same property NOI $ 43,500 $ 40,339 Calculation of Same Property Cash Basis NOI: Same property NOI $ 43,500 $ 40,339 Less: Non-cash straight line rent adjustments included in rental income (2,687) (685) Lease value amortization included in rental income (151) (239) Same property Cash Basis NOI $ 40,662 $ 39,415 (dollars in thousands)

24 INDUSTRIAL LOGISTICS PROPERTIES TRUST For the Three Months Ended 3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022 Net loss $ (35,546) $ (41,759) $ (83,974) $ (151,321) $ (9,787) Plus: interest expense 70,771 71,765 89,739 77,548 40,999 Plus: income tax expense (benefit) 17 (68) 28 16 69 Plus: depreciation and amortization 45,457 46,886 48,519 42,699 22,878 EBITDA 80,699 76,824 54,312 (31,058) 54,159 Loss on impairment of real estate — — — 100,747 — Loss on sale of real estate 974 — — 10 — Equity in earnings of unconsolidated joint venture (3,961) (444) (3,297) (1,610) (1,727) Share of EBITDAre from unconsolidated joint venture 2,613 2,432 2,483 2,476 2,558 Realized loss (gain) on sale of equity securities — — — 9,450 (1,232) Unrealized gain on equity securities — — — — (2,460) EBITDAre 80,325 78,812 53,498 80,015 51,298 Plus: acquisition and other transaction related costs — — 586 — — Plus: general and administrative expense paid in common shares (1) 387 401 618 796 406 Plus: loss on early extinguishment of debt — — 21,370 — 828 Adjusted EBITDAre $ 80,712 $ 79,213 $ 76,072 $ 80,811 $ 52,532 CALCULATION OF EBITDA, EBITDAre AND ADJUSTED EBITDAre (1) Amounts represent equity based compensation to our trustees, our officers and certain other employees of RMR. (dollars in thousands)

25 INDUSTRIAL LOGISTICS PROPERTIES TRUST For the Three Months Ended 3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022 Net loss attributable to common shareholders $ (24,809) $ (31,043) $ (45,627) $ (143,539) $ (6,514) Depreciation and amortization 45,457 46,886 48,519 42,699 22,878 Equity in earnings of unconsolidated joint venture (3,961) (444) (3,297) (1,610) (1,727) Realized loss (gain) on sale of equity securities — — — 9,450 (1,232) Unrealized loss on equity securities — — — — (2,460) Share of FFO from unconsolidated joint venture 1,468 1,291 1,678 1,676 1,761 Loss on impairment of real estate — — — 100,747 — Loss on sale of real estate 974 — — 10 — FFO adjustments attributable to noncontrolling interest (11,213) (11,250) (11,407) (11,434) (4,604) FFO attributable to common shareholders 7,916 5,440 (10,134) (2,001) 8,102 Loss on early extinguishment of debt — — 21,370 — 828 Acquisition, transaction related and certain other financing costs (1) — — 32,016 30,303 18,673 Normalized FFO adjustments attributable to noncontrolling interest — — (28,379) — — Normalized FFO attributable to common shareholders $ 7,916 $ 5,440 $ 14,873 $ 28,302 $ 27,603 Weighted average common shares outstanding - basic and diluted 65,309 65,307 65,250 65,221 65,212 Per Common Share Data (basic and diluted): Net loss attributable to common shareholders (0.38) (0.48) (0.70) (2.20) (0.10) FFO attributable to common shareholders 0.12 0.08 (0.16) (0.03) 0.12 Normalized FFO attributable to common shareholders 0.12 0.08 0.23 0.43 0.42 CALCULATION OF FFO AND NORMALIZED FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS (1) Amounts for the three months ended March 31, 2022, June 30, 2022 and September 30, 2022 primarily represent debt issuance costs recorded as interest expense related to certain financing and other transaction related costs expensed under GAAP. (dollars and shares in thousands, except per share data)

26 INDUSTRIAL LOGISTICS PROPERTIES TRUST KEY FINANCIAL DATA BY INVESTMENT PORTFOLIO (1) Amounts represent this joint venture at 100%, not our proportionate share thereof. Amounts presented are derived from GAAP information and may not be comparable to amounts reflected in this joint venture's standalone financial information. (2) Other includes one consolidated mainland property containing approximately 64,000 rentable square feet located in New Jersey in which we have a 67% ownership interest; any corporate assets and liabilities including our equity investment in our unconsolidated joint venture; and adjustments to remove the non-controlling interest of Mountain Industrial REIT LLC from the balance sheet and income statement data. As of and For the Three Months Ended March 31, 2023 ILPT Wholly Owned Properties Mountain Industrial ILPT Hawaii Mainland Total REIT LLC (1) Other (2) Consolidated Ownership % 100% 100% 100% 61 % Properties 226 92 318 94 1 413 Sq. Ft. 16,729 22,209 38,938 20,981 64 59,983 Occupancy % 98.0% 99.6% 98.9% 98.3% 98.1% 98.7% Selected Balance Sheet Data: Total gross assets $ 724,325 $ 1,860,667 $ 2,584,992 $ 3,149,255 $ 205,310 $ 5,939,557 Total debt (principal) $ 862,930 $ 1,722,070 $ 2,585,000 $ 1,699,833 $ — $ 4,284,833 Selected Income Statement Data: Rental income $ 30,220 $ 36,664 $ 66,884 $ 43,066 $ 308 $ 110,258 Net income (loss) $ 8,550 $ (20,681) $ (12,131) $ (27,518) $ 4,103 $ (35,546) Net income (loss) attributable to common shareholders $ 8,550 $ (20,681) $ (12,131) $ (16,790) $ 4,112 $ (24,809) NOI $ 22,122 $ 29,220 $ 51,342 $ 32,923 $ 208 $ 84,473 Cash Basis NOI $ 19,512 $ 28,983 $ 48,495 $ 31,740 $ 206 $ 80,441 Adjusted EBITDAre $ 21,233 $ 26,940 $ 48,173 $ 29,519 $ 3,020 $ 80,712 Normalized FFO attributable to common shareholders $ 9,264 $ (3,749) $ 5,515 $ 1,033 $ 1,368 $ 7,916 Key Ratios: Annualized Cash Basis NOI / total gross assets 10.8% 6.2% 7.5% 4.0% 5.4 % Net debt / annualized Adjusted EBITDAre 10.2 x 16.0 x 13.4 x 13.6 x 12.8 x Select Quarterly Leasing Activity: Leasing activity (sq. ft.): 107 428 535 587 21 1,143 % Change in GAAP rent (weighted average by sq. ft.): 23.5% 13.7% 19.6% 14.1% 9.9% 15.1 % Weighted average lease term by sq. ft. (Years): 12.4 5.3 8.8 11.0 5.0 8.9 (dollars and sq. ft. in thousands, except per sq. ft. data)

27 INDUSTRIAL LOGISTICS PROPERTIES TRUST DEFINITIONS Non-GAAP Financial Measures: We present certain “non-GAAP financial measures” within the meaning of the applicable rules of the Securities and Exchange Commission, or SEC, including FFO attributable to common shareholders, Normalized FFO attributable to common shareholders, EBITDA, EBITDAre, Adjusted EBITDAre, NOI, same property NOI, Cash Basis NOI and same property Cash Basis NOI. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) or net income (loss) attributable to common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) attributable to common shareholders as presented in our consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss) and net income (loss) attributable to common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI and Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. NOI and Cash Basis NOI: The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on page 22 and Same Property NOI and Same Property Cash Basis NOI as shown on page 23. We define NOI as income from our rental of real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization expense. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization and lease termination fees, if any. We use NOI and Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than we do. FFO and Normalized FFO Attributable to Common Shareholders: We calculate funds from operations, or FFO, attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 25. FFO attributable to common shareholders is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income (loss) attributable to common shareholders, calculated in accordance with GAAP, excluding loss on impairment of real estate, any gain or loss on sale of real estate, equity in earnings of unconsolidated joint venture and any realized and unrealized gains or losses on equity securities, plus real estate depreciation and amortization of consolidated properties and our proportionate share of FFO of unconsolidated joint venture properties and minus FFO adjustments attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO attributable to common shareholders, we adjust for the items shown on page 25 including similar adjustments for our unconsolidated joint venture, if any. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in the agreements governing our debt, the availability to us of debt and equity capital, our distribution rate as a percentage of the trading price of our common shares, or dividend yield, and our dividend yield compared to the dividend yields of other industrial REITs, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre: We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 24. EBITDAre is calculated on the basis defined by Nareit, which is EBITDA, including our proportionate share of EBITDAre from unconsolidated joint venture properties, and excluding gains and losses on the sale of real estate, equity in earnings of unconsolidated joint venture, loss on impairment of real estate, any realized and unrealized gains or losses on equity securities, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 24. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do.

INDUSTRIAL LOGISTICS PROPERTIES TRUST May 2023 INVESTOR PRESENTATION Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458 ILPTREIT.COM 510 John Dodd Road Spartanburg, SC 1,015,740 Square Feet ILPT Ownership: 100%